Exhibit 99.1

Anebulo Pharmaceuticals Approves Plan to Terminate Registration of Its Common Stock

July 23, 2025 8:00 am EST

AUSTIN, Texas--(BUSINESS WIRE)-- Anebulo Pharmaceuticals, Inc. (Nasdaq: ANEB), a clinical-stage pharmaceutical company developing novel solutions for people suffering from acute cannabis-induced toxic effects (the “Company” or “Anebulo”), today announced that a Special Committee of independent directors has recommended, and its Board of Directors (the “Board”) has approved, as part of a going private transaction, a reverse stock split at a ratio of not less than 1-for-2,500 and not greater than 1-for-7,500 (the “Range”), with the exact ratio to be set within the Range without further approval or authorization of the Company’s stockholders and at the discretion of the Board and included in a public announcement. The reverse stock split has been structured to reduce the number of the Company’s stockholders such that the Company will qualify to terminate its registration as a Securities and Exchange Commission (“SEC”) reporting company. The reverse stock split is subject to the approval of the Company’s stockholders and certain other conditions. There can be no assurance that the reverse stock split will be consummated.

As proposed, the Company’s common stockholders will receive cash in the amount of $3.50 per pre-split share in lieu of any fractional shares of post-split common stock as a result of the reverse stock split. As a result, holders of fewer than a minimum number of shares immediately prior to the effective time of the reverse stock split, which, depending on the ratio chosen by the Board, would be between 2,500 and 7,500 (the “Minimum Number”),will not remain Anebulo stockholders after the reverse stock split. Holders of more than the Minimum Number of shares of pre-split common stock will continue to hold one share of post-split common stock for every Minimum Number of shares of pre-split common stock they own immediately prior to the effective time of the reverse stock split and will be entitled to receive cash in lieu of any fractional shares resulting from the reverse stock split. The $3.50 price to be paid per pre-split share represents a 91% premium over the closing price of the Company’s common stock on July 22, 2025.

Anebulo is taking these steps as it believes that the cost and expense of being a public reporting company has become too burdensome in light of the Company’s strategy to develop its product candidates, continue to reduce its operating costs, and return the maximum value to its stockholders.

The Board may abandon the proposed reverse stock split at any time prior to the completion of the proposed transaction if it believes the proposed transaction is no longer in the best interests of the Company or its stockholders.

Additional Information and Where to Find It

THIS PRESS RELEASE IS ONLY A BRIEF DESCRIPTION OF THE PROPOSED TRANSACTION. IT IS NOT A REQUEST FOR OR SOLICITATION OF A PROXY OR AN OFFER TO ACQUIRE OR SELL ANY SHARES OF COMMON STOCK. THE COMPANY HAS FILED A PRELIMINARY PROXY STATEMENT AND OTHER REQUIRED MATERIALS, INCLUDING A PRELIMINARY SCHEDULE 13E-3, WITH THE SEC CONCERNING THE PROPOSED STOCK SPLIT. THE COMPANY INTENDS TO FILE A DEFINITIVE PROXY STATEMENT, AND OTHER REQUIRED MATERIALS, INCLUDING A SCHEDULE 13E-3, WITH THE SEC. A COPY OF ALL FINAL PROXY MATERIALS WILL BE SENT TO STOCKHOLDERS PRIOR TO A SPECIAL MEETING OF STOCKHOLDERS AT WHICH THE COMPANY’S STOCKHOLDERS WILL BE ASKED TO VOTE ON THE PROPOSALS DESCRIBED IN THE MATERIALS PROVIDED BY THE COMPANY. THE COMPANY URGES ALL STOCKHOLDERS TO READ THE DEFINITIVE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, AS WELL AS ALL OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BECAUSE THOSE DOCUMENTS WILL INCLUDE IMPORTANT INFORMATION. A FREE COPY OF ALL MATERIALS THE COMPANY FILES WITH THE SEC, INCLUDING THE COMPANY’S SCHEDULE 13E-3 AND PROXY STATEMENT, WILL BE AVAILABLE AT NO COST ON THE SEC’S WEBSITE AT WWW.SEC.GOV. WHEN THOSE DOCUMENTS BECOME AVAILABLE, THE PROXY STATEMENT AND OTHER DOCUMENTS FILED BY THE COMPANY MAY ALSO BE OBTAINED WITHOUT CHARGE BY DIRECTING A REQUEST TO ANEBULO PHARMACEUTICALS, INC., 1017 RANCH ROAD 620 SOUTH, SUITE 107, LAKEWAY, TEXAS 78734, ATTENTION: SECRETARY.

Anebulo and its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information concerning such participants is set forth in the preliminary proxy statement for Anebulo’s special meeting of stockholders, which was filed with the SEC on Schedule 14A on July 23, 2025. To the extent that holdings of Anebulo’s securities change, such changes will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of such participants in the solicitation of proxies in connection with the proposed transaction, if any, will be included in the definitive proxy statement to be filed by Anebulo with the SEC in connection with the proposed transaction.

About Anebulo Pharmaceuticals, Inc.

Anebulo Pharmaceuticals, Inc. is a clinical-stage pharmaceutical company developing novel solutions for people suffering from cannabis-induced toxicity. Its lead product candidate, selonabant, has completed a Phase 2 clinical trial evaluating its utility in blocking and reversing the negative effects of acute cannabinoid intoxication in healthy adults challenged with oral THC. Rather than proceeding directly with Phase 3 studies of oral selonabant in adults with ACI, the Company is prioritizing the advancement of a selonabant IV formulation as a potential treatment for pediatric patients with acute cannabis-induced toxicity, which it believes offers the potential for a faster timeline to approval relative to the adult oral product. Anebulo is currently scaling up the intravenous formulation for initial clinical safety studies. Selonabant is a competitive antagonist at the human CB1 receptor. For further information about Anebulo, please visit www.anebulo.com.

Forward-Looking Statements

This press release may contain forward-looking statements that are being made pursuant to the Private Securities Litigation Reform Act of 1995, which provides a “safe harbor” for forward-looking statements to encourage companies to provide prospective information so long as those statements are accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those discussed in the statement. Such forward-looking statements include statements about the plan to effect a reverse stock split and terminate registration of the Company’s common stock and the Company’s strategy to develop its product candidates, continue to reduce its operating costs, and return the maximum value to its stockholders.Such forward-looking statements are subject to a number of known and unknown risks and uncertainties that could cause actual results, performance or achievements to differ materially from those described or implied in such forward-looking statements. Accordingly, actual results may differ materially from such forward-looking statements. The forward-looking statements relating to the transaction discussed above are based on the Company’s current expectations, assumptions, estimates and projections about the Company and involve significant risks and uncertainties, including the many variables that may impact the Company’s projected cost savings, variables and risks related to consummation of the proposed transaction, SEC regulatory review of the Company’s filings related to the proposed transaction, and the continuing determination of the Board of Directors that the proposed transaction is in the best interests of stockholders. All forward-looking statements made in this press release speak only as of the date of this press release and are based on management’s assumptions and estimates as of such date. Except as required by law, Anebulo undertakes no obligation to update or revise forward-looking statements to reflect new information, future events, changed conditions or otherwise after the date of this press release.

Anebulo Pharmaceuticals, Inc.

Investor Relations

(512) 598-0931

ir@anebulo.com